UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2004

                        Financial Asset Securities Corp.

                        (as depositor under an Indenture,
          dated as of December 16, 2004, providing for the issuance of
                       Asset-Backed notes, Series 2004-2)

                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                           333-111379                 06-1442101
 ----------------------------------                           ----------                 --------------------------
(State or Other Jurisdiction                                  (Commission                (I.R.S. Employer
of Incorporation)                                             File Number)               Identification Number)

600 Steamboat Road,
Greenwich, Connecticut                                                          06830
---------------------------------------------------------                -------------------
(Address of Principal Executive Offices)                                     (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):




[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events
                 ------------


Description of the Certificates and the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of notes, entitled Home Loan Mortgage Loan Trust, Asset-Backed Notes, Series 2004-2 (the "Notes"), to be issued pursuant to an indenture, dated as of December 16, 2004, between Home Loan Mortgage Loan Trust 2004-2 as issuer and Deutsche Bank National Trust Company as indenture trustee. The Notes designated as the Series 2004-2 Notes will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------




    Exhibit No.          Item 601(a) of                                    Description
                         Regulation S K
                           Exhibit No.
         1                     99             Computational  Materials  (as  defined  in  Item 5)  that  have  been provided by Greenwich  Capital Markets,  Inc. to certain  prospective purchasers  of Home Loan  Mortgage  Loan Trust,  Asset-Backed  Notes,
                                              Series 2004-2.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 6, 2004


                                              Financial Asset Securities Corp.

                                              By: /s/ Frank Skibo
                                                  ------------------------------
                                              Name:   Frank Skibo
                                              Title:  Managing Director

                                Index to Exhibits


   Exhibit No.          Item 601(a) of                         Description                        Sequentially
                        Regulation S K                                                            Numbered Page
                         Exhibit No.
                         -----------
        1                     99                         Computational Materials               Filed Manually

                                  EXHIBIT 99.1

                                [FILED MANUALLY]